UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 7, 2014

CATAMARAN CORPORATION

(Exact name of Registrant as specified in charter)

Yukon Territory, Canada	000-52073	98-0167449
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 McConnor Parkway Schaumburg, Illinois		60173-6801
(Address of Principal Executive Offices)		(Zip Code)

(800) 282-3232

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.   Entry into a Material Definitive Agreement.

Catamaran Corporation (the “Company”) expects to close the previously announced public offering and sale of $500,000,000 aggregate principal amount of its 4.75% Senior Notes due 2021 (the “Notes”) on March 12, 2014. The Company intends to use the net proceeds from the offering and sale of the Notes to repay all outstanding indebtedness under its senior secured revolving credit facility and for general corporate purposes.

The Notes will be jointly and severally and fully and unconditionally guaranteed (the “Guarantees” and, together with the Notes, the “Securities”) by each of the Company’s existing and future wholly-owned subsidiaries that guarantees obligations (collectively, the “Subsidiary Guarantors”) under (i) the Company’s Credit Agreement, dated as of July 2, 2012, (as amended and supplemented from time to time, the “Credit Agreement”), among the Company, JPMorgan Chase Bank, N.A., as administrative agent, and the financial institutions party thereto as lenders, or (ii) certain other future indebtedness in an aggregate principal amount in excess of $175,000,000. The Securities have been offered pursuant to the Prospectus Supplement, dated March 7, 2014, to the Prospectus dated March 6, 2014, filed as part of the Company’s shelf registration statement on Form S-3 (File No. 333-194350) that became effective when filed with the Securities and Exchange Commission on March 6, 2014.

The Notes will be issued pursuant to an Indenture, dated as of March 6, 2014 (the “Base Indenture”), between the Company and Wilmington Trust, National Association, as trustee (the “Trustee”), as supplemented by the First Supplemental Indenture, dated as of March 12, 2014 (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), among the Company, certain wholly-owned Subsidiaries of the Company, as initial Subsidiary Guarantors, and the Trustee. The Notes accrue interest at a fixed rate per annum equal to 4.75%. Interest on the Notes is payable semi-annually in arrears on March 15 and September 15 of each year, beginning on September 15, 2014, to the person in whose name such Note is registered at the close of business on the preceding March 1 or September 1, as the case may be (whether or not a business day). Interest that the Company pays on the maturity date will be paid to the person to whom the principal will be payable. The amount of interest payable on the Notes will be computed on the basis of a 360-day year of twelve 30-day months. The Notes mature on March 15, 2021.

A Subsidiary Guarantor will be released from its obligations under its respective Guarantee upon the release or discharge of such Subsidiary Guarantor from its guarantee of obligations under the Credit Agreement or certain other future indebtedness in an aggregate principal amount in excess of $175,000,000, or upon the earlier occurrence of certain other customary circumstances as set forth in the Indenture. The Notes and the Guarantees by the Subsidiary Guarantors are the general senior unsecured obligations of the Company and the Subsidiary Guarantors. They rank equally in right of payment with the existing and future senior unsecured indebtedness of the Company and the Subsidiary Guarantors.

Prior to the scheduled maturity of the Notes, the Company may at any time redeem all or a part of the Notes, upon not less than 30 nor more than 60 days’ prior written notice at a redemption price equal to the greater of: (i) 100% of the principal amount of the Notes to be redeemed, and (ii) the sum of the present values of the remaining scheduled payments of principal of and interest on the Notes to be redeemed (exclusive of interest accrued to the applicable redemption date) discounted to such redemption date on a semi-annual basis, assuming a 360-day year consisting of twelve 30-day months, at the then current Treasury Rate plus 50 basis points, plus, in each case, accrued and unpaid interest thereon to, but not including, the applicable Redemption Date.

If the Company experiences a Change of Control Triggering Event (as defined in the Supplemental Indenture), holders of the Notes may require the Company to purchase the Notes at a purchase price equal to 101% of the aggregate principal amount, plus accrued and unpaid interest, if any, to the date of purchase.

The Company is not required to make mandatory redemption payments or sinking fund payments with respect to the Notes.

The Indenture includes certain restrictive covenants, including covenants that limit the ability of the Company and its subsidiaries to, among other things, incur secured debt, enter into sale and lease-back transactions and amalgamate, consolidate, merge or transfer substantially all of the Company’s assets to another entity. The covenants are subject to a number of important exceptions and qualifications set forth in the Indenture.

The Indenture provides for customary events of default (subject in certain cases to customary grace and cure periods), which include nonpayment, breach of covenants in the Indenture and certain events of bankruptcy and insolvency. Generally, if an event of default occurs, the Trustee or holders of at least 25% in aggregate principal amount of and accrued but unpaid interest on the then outstanding Notes may declare the principal amount of all the Notes to be due and payable immediately.

The foregoing descriptions of the Indenture and the Notes are qualified in their entirety by reference to the complete terms and conditions of the Base Indenture, the Supplemental Indenture and the form of 4.75% Senior Notes due 2021, which are attached hereto as Exhibits 4.1, 4.2 and 4.3, respectively, and incorporated by reference herein. In connection with the issuance of the Notes, Lackowicz & Hoffman; Sidley Austin LLP; Bradley Arant Boult Cummings LLP; Elvinger, Hoss & Prussen; Pierce Atwood LLP; Lionel Sawyer & Collins; Blank Rome LLP and Reinhart Boerner Van Deuren s.c. provided the Company with the legal opinions attached to this Current Report on Form 8-K as Exhibits 5.1, 5.2, 5.3, 5.4, 5.5, 5.6, 5.7 and 5.8, respectively, and which are incorporated by reference herein.

Item 8.01   Other Events

On March 7, 2014, the Company and each of the initial Subsidiary Guarantors entered into an Underwriting Agreement (the “Underwriting Agreement”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated and Merrill Lynch Canada Inc., as representatives of the several underwriters named therein (the “Underwriters”), with respect to the offering and sale by the Company of $500,000,000 aggregate principal amount of the Notes. The Underwriting Agreement contains customary representations, warranties and agreements by the Company, and customary closing conditions, indemnification rights and termination provisions. The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to the complete terms and conditions of the Underwriting Agreement, which is attached hereto as Exhibit 1.1.

Item 9.01   Financial Statements and Exhibits.

Exhibit No.	Description of Exhibit

1.1	Underwriting Agreement, dated as of March 7, 2014, among Catamaran Corporation, the subsidiary guarantors signatory thereto, and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Merrill Lynch Canada Inc., as representatives of the several underwriters named therein.

4.1	Indenture, dated as of March 6, 2014, between Catamaran Corporation and Wilmington Trust, National Association (incorporated herein by reference to Exhibit 4.1 to the Company’s Registration Statement on Form S-3 filed on March 6, 2014).

4.2	First Supplemental Indenture, dated as of March 12, 2014, among Catamaran Corporation, the subsidiary guarantors signatory thereto and Wilmington Trust, National Association.

4.3	Form of 4.75% Senior Note due 2021 (included in Exhibit 4.2).

5.1	Opinion of Lackowicz & Hoffman.

5.2	Opinion of Sidley Austin LLP.

5.3	Opinion of Bradley Arant Boult Cummings LLP.

5.4	Opinion of Elvinger, Hoss & Prussen.

5.5	Opinion of Pierce Atwood LLP.

5.6	Opinion of Lionel Sawyer & Collins.

5.7	Opinion of Blank Rome LLP.

5.8	Opinion of Reinhart Boerner Van Deuren s.c.

12.1	Statement regarding computation of pro forma ratio of earnings to fixed charges.

23.1	Consent of Lackowicz & Hoffman (included in Exhibit 5.1).

23.2	Consent of Sidley Austin LLP (included in Exhibit 5.2).

23.3	Consent of Bradley Arant Boult Cummings LLP (included in Exhibit 5.3).

23.4	Consent of Elvinger, Hoss & Prussen (included in Exhibit 5.4).

23.5	Consent of Pierce Atwood LLP (included in Exhibit 5.5).

23.6	Consent of Lionel Sawyer & Collins (included in Exhibit 5.6).

23.7	Consent of Blank Rome LLP (included in Exhibit 5.7).

23.8	Consent of Reinhart Boerner Van Deuren s.c. (included in Exhibit 5.8).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 12, 2014	CATAMARAN CORPORATION

	By:	/s/ Jeffrey Park
	Name:	Jeffrey Park
	Title:	Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of March 7, 2014, among Catamaran Corporation, the subsidiary guarantors signatory thereto, and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Merrill Lynch Canada Inc., as representatives of the several underwriters named therein.

4.1	Indenture, dated as of March 6, 2014, between Catamaran Corporation and Wilmington Trust, National Association (incorporated herein by reference to Exhibit 4.1 to the Company’s Registration Statement on Form S-3 filed on March 6, 2014).

4.2	First Supplemental Indenture, dated as of March 12, 2014, among Catamaran Corporation, the subsidiary guarantors signatory thereto and Wilmington Trust, National Association.

4.3	Form of 4.75% Senior Note due 2021 (included in Exhibit 4.2).

5.1	Opinion of Lackowicz & Hoffman.

5.2	Opinion of Sidley Austin LLP.

5.3	Opinion of Bradley Arant Boult Cummings LLP.

5.4	Opinion of Elvinger, Hoss & Prussen.

5.5	Opinion of Pierce Atwood LLP.

5.6	Opinion of Lionel Sawyer & Collins.

5.7	Opinion of Blank Rome LLP.

5.8	Opinion of Reinhart Boerner Van Deuren s.c.

12.1	Statement regarding computation of pro forma ratio of earnings to fixed charges.

23.1	Consent of Lackowicz & Hoffman (included in Exhibit 5.1).

23.2	Consent of Sidley Austin LLP (included in Exhibit 5.2).

23.3	Consent of Bradley Arant Boult Cummings LLP (included in Exhibit 5.3).

23.4	Consent of Elvinger, Hoss & Prussen (included in Exhibit 5.4).

23.5	Consent of Pierce Atwood LLP (included in Exhibit 5.5).

23.6	Consent of Lionel Sawyer & Collins (included in Exhibit 5.6).

23.7	Consent of Blank Rome LLP (included in Exhibit 5.7).

23.8	Consent of Reinhart Boerner Van Deuren s.c. (included in Exhibit 5.8).